UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 14, 2026

Baxter International Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224)948-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:   ☐

Item 7.01 Regulation FD Disclosure.
Baxter International Inc. (the Company) is furnishing this Current Report on Form 8-K, for informational purposes, to recast certain historical segment and product category financial information on a basis consistent with the changes described below, which are effective for the quarterly period ended June 30, 2026.
As part of its new operating model to better align decision-making, cost structure, and execution across its businesses, the Company has changed its reportable segments to reflect the way the Company's chief operating decision maker (who has been identified as the Company's President and Chief Executive Officer) allocates resources and assesses performance of the Company.
Starting in the second quarter of 2026, the Company began reporting under the following two segments: Medical Products & Therapies (MPT); and Healthcare Systems & Technologies (HST). Previously, the Company reported under the following three segments: Medical Products & Therapies; Healthcare Systems & Technologies; and Pharmaceuticals. The former Pharmaceuticals segment is now reported within the Infusion Therapies & Platforms (ITP) division of the MPT segment. Additionally, sales of products and services provided directly through certain of the Company's manufacturing facilities related to ITP that were previously reported in Other, are now reported in the ITP division of its MPT segment. The remaining Other sales not allocated to a segment consist of sales to Vantive Health LLC, pursuant to the related Manufacturing and Supply Agreement (Kidney Care MSA). Below is a summary of the new reporting segments and the related divisions and product offerings.

Reporting Segment (and related Divisions)	Product Offerings

Medical Products & Therapies (Infusion Therapies & Platforms and Advanced Surgery)	Sales of the Company's sterile intravenous (IV) solutions, infusion systems, administration sets, parenteral nutrition therapies and surgical hemostat, sealant, and adhesion prevention products, sale of specialty injectable pharmaceuticals, inhaled anesthesia, and drug compounding, and sales of products and services provided directly through certain of the Company's manufacturing facilities.

Healthcare Systems & Technologies - unchanged (Front Line Care and Care & Connectivity Solutions)	Sales of the Company's connected care solutions and collaboration tools, including smart bed systems, patient monitoring systems and diagnostic technologies, respiratory health devices, and advance equipment for the surgical space, including operating room integration technologies, precision positioning devices and other accessories.
In addition to the sales reallocation discussed above, the Company updated its approach to its corporate cost allocations. Certain shared corporate expenses will now remain unallocated, rather than being fully allocated to the segments (as they had been previously).
These changes do not impact the Company's previously issued consolidated financial statements except for its segment disclosures, which the Company intends to update for comparative purposes in future filings as described below and in the accompanying tables in Exhibit 99.1.
Recast Segment and Product Category Financial Information
The tables included in Exhibit 99.1 provide unaudited recast segment and product category financial information for the quarterly period ended March 31, 2026, the years ended December 31, 2025 and 2024 and each of the quarterly periods within those years (collectively, the Unaudited Recast Financial Information). The Unaudited Recast Financial Information does not represent a restatement of previously issued financial statements, does not affect the Company's reported net income, earnings per share, total assets or stockholder's equity for any of the previously reported periods, and is being provided to aid in comparability. The information in this Item 7.01, including Exhibit 99.1, should be read in conjunction with the Company's Annual Reports on Form 10-K for the years ended December 31, 2024 and December 31, 2025, the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024, September 30, 2024, March 31, 2025, June 30, 2025, September 30, 2025, and March 31, 2026 and the Company's Current Reports on Form 8-K (Items 2.02 and 9.01) filed with the U.S. Securities and Exchange Commission on May 2, 2024, August 6, 2024, November 8, 2024, February 20, 2025, May 1, 2025, July 31, 2025, October 30, 2025, February 12, 2026 and April 30, 2026 and which furnish the quarterly earnings releases for each of the related periods.

The information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act) or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.
Non-GAAP Financial Measures
Exhibit 99.1 presents percentage changes in operational sales growth for the year ended December 31, 2025 and each of the quarterly periods within that year and in organic sales growth for the quarterly period ended March 31, 2026. Operational sales growth excludes the impact of the Kidney Care MSA not reflected in reportable segments, reflects the previously announced exit of IV solutions in China in the MPT reportable segment and is calculated at constant currency rates. Organic sales growth excludes the impact of the Kidney Care MSA not reflected in reportable segments, impacts associated with business acquisitions or divestitures and is calculated at constant currency rates. Constant currency rates are computed using current period local currency sales at the prior period’s foreign exchange rates. Operational sales growth and organic sales growth are non-GAAP financial measures. These measures provide information about growth (or declines) in the Company’s net sales as if the Kidney Care MSA had no impact on the Company’s sales and foreign currency exchange rates had not changed between the prior period and the current period. Operational sales growth also provides information about growth (or declines) in the Company’s net sales excluding the impact of IV solutions sales in China. The Company believes that the non-GAAP measure of percent change in net sales at operational or organic sales growth, when used in conjunction with the U.S. GAAP measure of percent change in net sales at actual rates, may provide a more complete understanding and facilitate a fuller analysis of the Company’s results of operations, particularly in evaluating performance from one period to another.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

99.1	Recast Historical Segment Financial Information (unaudited)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 14, 2026

BAXTER INTERNATIONAL INC.

By:	/s/ Anita A. Zielinski
Name:	Anita A. Zielinski
Title:	Interim Chief Financial Officer and Senior Vice President,
Chief Accounting Officer and Controller